John Dickson President & CEO

Forward-Looking Statements This presentation contains forward-looking statements based on information available to Agere as of the date hereof. Agere's actual results could differ materially from the results stated or implied by such forward-looking statements due to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the impact of any global or regional health epidemic, such as severe acute respiratory syndrome, keeping pace with technological change, dependence on new product development, price and product competition, availability of manufacturing capacity, customer demand for our products and services, general industry and market conditions, timely completion of employment reductions and other restructuring and consolidation activities, limits on our ability to issue equity to raise capital and reliance on major customers and suppliers. For a further discussion of these and other risks and uncertainties, see our annual report on Form 10-K for the fiscal year ended September 30, 2002, and subsequent quarterly reports on Form 10-Q. Agere disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In this presentation we may discuss non-GAAP or pro-forma financial information. You can find comparable GAAP information and reconciliations between the non-GAAP and GAAP information on our website at http://www.agere.com/webcast.

Our Revenue Profile Storage Read Channels, Preamps, SoCs PC Connectivity Modems, Computer I/O Wireless Data Mobile Phone and Wireless LAN ICs Enterprise Networking ASICs, Workstation and Server I/O Wireless Infrastructure DSPs, Network Processors, Switch ICs Agere's Estimated June Quarter 2003 Revenue by End Market Telecom Infrastructure Network Processors, Mappers, Framers, Switch Fabric, High-Speed PHYs This chart is based on management's estimates of our customers' use of our products by end application. This chart includes IP revenue allocated by sales and other factors that may affect the relative sizes of the slices

Leader in Storage ICs Sources: IDC, Gartner Dataquest, Agere analysis #1 - HDD ICs #1 - SoCs #1 - Preamps Shipped over 90 million storage SoCs to date Industry's first single-chip serial ATA SoC TrueStore(tm) read channel - delivers industry's highest data capacity

SoC Read Channel Preamp Controllers Driving the SoC transition Industry leader with 63% of SoC unit shipments in 2002 Leading technology innovations Common IP platform for S-ATA, SAS and FC physical layer interface standards SiGe preamps - higher data rates, lower power and lower noise Penetrating laptop and server markets Shipping into HGST and Seagate mobile platforms Targeting consumer electronics applications Agere Growth Drivers for Storage ICs Sources: IDC, Agere analysis 0 500 1000 1500 2000 2500 3000 2002 2003E 2004E 2005E 2006E Worldwide Storage ICs ($M)

Leader in Wireless Data ICs Sources: IDC, Gartner Dataquest, Agere analysis Shipped over 22 million 802.11b chip sets to date FY3Q mobile terminal revenue grew >30% over prior quarter Designed in over 70 GPRS cell phone models #1 - Embedded Wi-Fi Solutions for PCs #2 - 802.11 Chip Sets

GPRS is the largest and fastest- growing segment within 2.5G Our solutions shipping in volume to multiple customers: Samsung, NEC, Compal and Amoisonic Proven GPRS platform support Flexible integration of hardware and software enables faster time to market Developing complete EDGE and 3G solutions Shipped initial dual-mode 3G products in FY2Q03 Field testing EDGE solution Worldwide Mobile Phone Semiconductor Revenues ($B) 0 5 10 15 20 25 2002 2003E 2004E 2005E 2006E 2.5G other 2.5G GSM/GPRS 3G Agere Growth Drivers for Mobile Phone ICs Sources: IDC, Agere analysis

Sampling 802.11a/b/g multimode chipset Industry's most integrated, cost-effective platform for multimode Enables seamless roaming for mobile users Leveraging successful ODM model from modem market >50% of our unit shipments now through ODMs Driving expansion of wireless connectivity in PCs and emerging consumer applications Recently announced VoIP/WiFi chipset enables new phones for enterprise and home Agere Growth Drivers for Wi-Fi Sources: IDC, Agere analysis 25 50 75 100 125 2002 2003E 2004E 2005E 2006E Worldwide Wi-Fi Chipset Shipments (M units) 0

Leader in Multiservice Network ICs Sources: iSuppli, IDC, Gartner Dataquest, RHK, Agere analysis Over 2 million ATM chips shipped to date Introduced coolest running wireless power amplifier transistors #1 - Wired Communications Semiconductors #1 - SONET/SDH framers and mappers #1 - ATM ICs #1 - Traffic Management ICs

Agere Growth Drivers for Multiservice Network ICs Capitalizing on trend towards standard multiservice platforms Festino TM multi-protocol, multi-rate, multi-channel solutions for upgrading existing network infrastructure Providing higher port density at lower cost per port Providing complete data-path solution Framers, mappers, switch fabric, traffic processors Shipping traffic processor solutions to LG Electronics and Laurel Networks New growth opportunities in RF power, Gigabit Ethernet and Storage Area Networking Sources: Dell'Oro, RHK, Agere analysis 0 2 4 6 8 10 12 14 16 Worldwide Multiservice Equipment Revenues ($B) Routing Switching Multiservice Access 2002 2003E 2004E 2005E 2006E

The acquisition of Massana provides Agere with a competitive advantage over existing GbE solutions Massana is one of very few companies with a working GbE-over-copper PHY Small size, low-power enhances integration opportunities In-Stat/MDR projects GbE PHY ICs market to exceed $1.0B in 2006 Strong volume growth as GbE expands into the desktop Agere Enters Gigabit Ethernet 0 50 100 150 200 250 2002 2003E 2004E 2005E 2006E Worldwide GbE Copper PHY ICs (M units) Sources: In-Stat/MDR, Agere analysis

Agere's Award-Winning Service Strategy Speed of Response Proprietary statistical models allow faster response to changing customer demand Flexibility of Response Custom systems and fast cycle times allow daily factory planning adjustments Reduction of Risk Fab-lite model provides access to leading-edge technology and industry volume leverage First with production-qualified 130 nm, low-k ICs

Summary Pursuing growth opportunities in our focus markets Building on strong customer relationships and leading market positions Restructuring program essentially complete Well-positioned to take advantage of market recovery